SCHEDULE OF INVESTMENTS
Pathfinder Moderate - Managed Volatility (in thousands)	SEPTEMBER 30, 2019 (UNAUDITED)

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	5,803	$67,881
Ivy VIP Corporate Bond, Class II	13,775	76,663
Ivy VIP Global Equity Income, Class II	9,262	51,479
Ivy VIP Government Money Market, Class II	45,069	45,069
Ivy VIP Growth, Class II	6,837	71,603
Ivy VIP High Income, Class I	3,334	11,350
Ivy VIP International Core Equity, Class II	5,133	75,401
Ivy VIP Limited-Term Bond, Class II	25,161	124,124
Ivy VIP Mid Cap Growth, Class I	4,167	49,038
Ivy VIP Small Cap Core, Class II	496	6,405
Ivy VIP Small Cap Growth, Class I	1,411	12,120
Ivy VIP Value, Class II	10,682	65,876

TOTAL AFFILIATED MUTUAL FUNDS – 96.8%		$657,009

(Cost: $696,065)

SHORT-TERM SECURITIES	Principal
Commercial Paper(A) – 1.3%
Diageo Capital plc (GTD by Diageo plc), 2.201%, 10-4-19	$6,000	5,998
Sysco Corp., 2.180%, 10-1-19	2,937	2,937

		8,935

Master Note – 0.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.170%, 10-7-19(B)	2,355	2,355

United States Government Agency Obligations – 1.4%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate): 2.200%, 10-7-19(B)	9,148	9,149

		9,149

TOTAL SHORT-TERM SECURITIES – 3.0%		$20,439

(Cost: $20,440)

TOTAL INVESTMENT SECURITIES – 99.8%		$677,448

(Cost: $716,505)

CASH AND OTHER ASSETS, NET OF LIABILITIES(C) – 0.2%		1,045

NET ASSETS – 100.0%		$678,493

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at September 30, 2019.
(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Cash of $1,151 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2019 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
E-mini Russell 2000 Index	Short	15	12-31-19	1	$(1,144)	$41
S&P 500 Index	Short	35	12-31-19	9	(26,062)	221

					$(27,206)	$262

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$657,009	$—	$—
Short-Term Securities	—	20,439	—

Total	$657,009	$20,439	$—

Futures Contracts	$262	$—	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

For Federal income tax purposes, cost of investments owned at September 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$716,505

Gross unrealized appreciation	7,867
Gross unrealized depreciation	(46,924)

Net unrealized depreciation	$(39,057)